UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 25, 2006

FREEPORT-McMoRan COPPER & GOLD INC.
(Exact name of registrant as specified in its charter)

Delaware	1-9916	74-2480931
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1615 Poydras Street
New Orleans, Louisiana	70112
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (504) 582-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On July 25, 2006, Freeport-McMoRan Copper & Gold Inc. (“FCX”) and PT Freeport Indonesia (“PT-FI”), its principal operating unit, entered into an Amended and Restated Credit Agreement (the “Credit Agreement”) with (1) JPMorgan Chase Bank, N.A. as administrative agent, issuing bank, security agent, joint account assets security agent and syndication agent, (2) Citibank, N.A., Merrill Lynch, Pierce, Fenner & Smith Incorporated and The Bank of Nova Scotia, as co-documentation agents, (3) U.S. Bank National Association, as FI trustee, (4) JPMorgan Securities Inc., as sole lead arranger and sole bookrunner, and (5) other financial institutions as lenders. The Credit Agreement provides for a three-year, senior secured revolving credit facility, under which FCX and PT-FI may obtain loans in an aggregate principal amount of $465 million, which may be increased to up to $500 million with additional lender commitments.

The Credit Agreement contains customary financial covenants and other restrictions. Repayments under the Credit Agreement can be accelerated by the lenders upon the occurrence of customary events of default. The Credit Agreement matures on July 25, 2009.

The obligations of FCX and PT-FI under the Credit Agreement will be secured by a first security lien on substantially all of the assets currently securing the existing Amended and Restated Credit Agreement dated as of September 30, 2003, including, among other things (1) FCX’s pledge of 50.1% of the outstanding capital stock of PT-FI and all of the capital stock of PT Indocopper Investama owned by FCX, and (2) to the extent legally permitted, substantially all other accounts and assets of PT-FI (other than the remaining PTFI shares owned by FCX). In addition, FCX will guarantee PT-FI’s obligations and PT-FI will guarantee FCX’s obligations under the Credit Agreement.

A copy of the Credit Agreement is attached hereto as Exhibit 10.1.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

See Item 1.01 which is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibit.

The Exhibit included as part of this Current Report is listed in the attached Exhibit Index.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FREEPORT-McMoRan COPPER & GOLD INC.

By: /s/ C. Donald Whitmire, Jr.
----------------------------------------
C. Donald Whitmire, Jr.
Vice President and Controller -
Financial Reporting
(authorized signatory and
Principal Accounting Officer)

Date: July 26, 2006

Freeport-McMoRan Copper & Gold Inc.
Exhibit Index

Exhibit
Number

10.1
Amended and Restated Credit Agreement dated as of July 25, 2006, by and among FCX, PT Freeport Indonesia, JPMorgan Chase Bank, N.A. as Administrative Agent, Issuing Bank, Security Agent, JAA Security Agent and Syndication Agent, Citibank, N.A., Merrill Lynch, Pierce, Fenner & Smith Incorporated and The Bank of Nova Scotia, as Co-Documentation Agents, U.S. Bank National Association, as FI Trustee, J.P. Morgan Securities Inc., as Sole Lead Arranger and Sole Bookrunner, and the several financial institutions that are parties thereto.